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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2001


                                POWERBRIEF, INC.
               (Exact name of Registrant as specified in charter)



                 TEXAS                                1-10677                             76-0203483
      (State or other jurisdiction            (Commission File Number)                 (I.R.S. Employer
           of Incorporation)                                                          Identification No.)


                    5858 WESTHEIMER, SUITE 500                                   77057
                          HOUSTON, TEXAS                                       (Zip Code)
             (Address of principal executive offices)
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       Registrant's telephone number, including area code: (713) 586-4600


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ITEM 3.  BANKRUPTCY

         On November 8, 2001, PowerBrief announced that it filed a petition on October 2, 2001 for reorganization under Chapter 11 and that it is currently formulating a plan for reorganization. In addition, it announced that it has reduced its personnel to only key employees needed to reorganize the Company and has initiated a cash preservation and cost reduction plan to reduce corporate overhead expenditures. PowerBrief also announced that effective October 15, 2001, Wade Bennett, Vice President of Business Development and co-founder resigned from the Company and James C. Green submitted his resignation as Chief
Executive Officer effective November 9, 2001. Ernie Rapp, Executive Vice
President will oversee the development of the plan of reorganization. In addition, the resignation effective November 1, 2001 of Ernst & Young, LLP as the Company's independent auditors was included in the November 8, 2001 press release.

         The press release announcing the Chapter 11 Bankruptcy petition, the management changes and the resignation of Ernst & Young, LLP as independent auditor is filed herewith as Exhibit 99.1.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Effective November 1, 2001, Ernst & Young LLP, resigned as the auditor of the financial statements of Powerbrief, Inc. ("PowerBrief" or the "Company").

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the reports for the 1999 and 2000 fiscal year included a paragraph expressing substantial doubt about the Company's ability to continue as a going concern.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2000, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young
LLP would have caused Ernst & Young LLP to make reference to the matter in their report. There were no "reportable events" as that term is described in Item
304(a)(1)(v) of Regulation S-K.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated November 8, 2001 is filed as Exhibit 16.1 to this Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

         16.1     Letter dated November 8, 2001 from Ernst & Young LLP.

         99.1 Text of press release dated November 8, 2001 announcing the Chapter 11 Bankruptcy petition, management changes and the resignation of Ernst & Young, LLP as independent auditor.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POWERBRIEF, INC.
                                          (Registrant)


Date:  November 8, 2001                   By: /s/  Ernest D. Rapp
                                              ----------------------------------
                                          Ernest D. Rapp
                                          Executive Vice President and Treasurer


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EXHIBIT INDEX


         Exhibit            Description
         -------            -----------
           16.1             Letter dated November 8, 2001 from Ernst & Young LLP
           99.1             Press Release dated November 8, 2001